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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 27, 2001



                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


         Bermuda                       1-15851                04-2576375
(State or other jurisdiction      (Commission File        (I.R.S. Employer
     of incorporation)                  Number)            Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O Box HM 666
                             Hamilton HM CX Bermuda


                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

            Mailing address: P.O. Box 325, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600
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Item 5. Other Events.

On September 27, 2001, APW Ltd. amended its United States credit facility to provide additional flexibility. Among other changes, the amendment relaxed certain financial covenants. A copy of the Amended and Restated Multicurrency Credit Agreement, the Intercreditor Agreement, and the Amended RBS and National Westminster Credit Facility are filed as Exhibit 10.1, 10.2, and 10.3 respectively, and are incorporated by reference herein.

A copy of the press release issued by APW Ltd. on September 27, 2001 is attached hereto as Exhibit 99.1.

Item 7. Exhibit

Please see exhibit page which is incorporated by reference herein.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    APW LTD.
                                  (Registrant)


Date: September 28, 2001              By: /s/ Richard D. Carroll
                                         ------------------------------------
                                      Richard D. Carroll
                                      Vice President and Chief Financial Officer
                                      (Duly authorized to sign on behalf of the
                                      Registrant)



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                                   APW LTD.
                              (the "Registrant")
                         (Commission File No. 1-15851)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                      Date of Report: September 27, 2001

Exhibit                                                                 Filed
Number                    Description                                  Herewith

--------------------------------------------------------------------------------
Exhibit 10.1    First Amendment No. 1 to Amended and Restated               X
                Multicurrency Credit Agreement (including Schedules)
--------------------------------------------------------------------------------
Exhibit 10.2    First Amendment to Intercreditor Agreement                  X
                (including Schedules)
--------------------------------------------------------------------------------
Exhibit 10.3    Amended RBS and National Westminster Credit Facility        X
                Agreement
--------------------------------------------------------------------------------
Exhibit 99.1    Press release dated September 27, 2001, by APW Ltd.         X
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